SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported): March 30, 2004
             (Exact name of registrant as specified in its charter)

 NEVADA                               000-49679                      93-1221399
(State or other Jurisdiction         (Commission                          (IRS
 of incorporation                    File Number)           Identification No.)


                                LitFunding Corp.
                 5757 WILSHIRE BLVD, PH10, LOS ANGELES, CA 90036
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 323-857-0448



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On March 26, 2004, the Registrant by resolution of its board of directors, has elected to dismiss its independent auditors Kabani & Company, Inc. (Kabani), CPA effective as of that date.

         The Registrant intends to engage, Epstein, Weber & Conover, P.L.C., Certified Public Accountants, 8950 E. Raintree, Suite 200, Scottsdale, Arizona 85260.

         Kabani served as the Registrant's independent auditors' for the Registrant's fiscal years ended December 31, 2002, and through the date of its dismissal. Kabani & Company, Inc.'s report on the financial statements of the registrant for the year ended December 31, 2002 does not contain an adverse opinion or disclaimer of opinion or was qualified as to audit scope or accounting principles however, it was modified to include an explanatory paragraph wherein they expressed substantial doubt about the Registrant's ability to continue as a going concern. Kabani did not issue reports on the Registrant's financial statements for the fiscal year ended December 31, 2001.

         The decision to change accountants was approved by the Board of Directors of the Registrant and is a direct result of damage caused to the Registrant by the litigation, now settled, as explained in earlier 8K filings. Kabani & Company, Inc has asserted that it would not be independent due to fees owed them under the Chapter 11 bankruptcy that cannot be paid until the plan of Reorganization is confirmed.

         During the Registrant's two most recent fiscal years ended December 31, 2002 and interim periods through the date of this Form 8-K, there were no disagreements with Kabani & Company, Inc., CPA with respect to matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Kabani & Company, Inc., CPA's satisfaction would have caused Kabani & Company, Inc., CPA to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's consolidated financial statements for such years.

         During the Registrant's fiscal years ended December 31, 2002, and during the period through Kabani's dismissal, there were no "reportable events" (as such term is defined in item 304(a)(1)(iv)(B) of regulation S-B.

         Prior to engaging Epstein, Weber & Conover, PLC, the Registrant had not consulted with them on the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements.

         The Registrant has requested Kabani to review the disclosure contained herein and has provided Kabani the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Kabani's views, or the respects in which Kabani does not agree with the statements contained herein. Kabani has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter is filed as Exhibit 16 to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 Letter from former accountants


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LitFunding Corp.,
                              A Nevada corporation


                       By: /s/   Morton Reed
                          -----------------------------
                           Morton Reed, President





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